UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number          811-09088
                                  -------------------------------------


                      TEXAS CAPITAL VALUE FUNDS, INC.
-----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
-----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                       Mark A. Coffelt, President
                   First Austin Capital Management, Inc.
   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
-----------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   (512)328-9321
                                                   --------------------

Date of fiscal year end:       09/30
                        ------------------

Date of reporting period:     3/31/04
                         -----------------

ITEM 1. REPORT TO STOCKHOLDERS

      Texas Capital Value Funds

      Value & Growth Portfolio



         Semi-Annual Report
           March 31, 2004

This report is for the shareholders of the Value & Growth Portfolio. Its use in connection with any offering of the Company's shares is authorized only in a case of concurrent or prior delivery of the Company's current prospectus. Rafferty Capital Markets, Inc. is the Distributor of the Fund.

Fund Facts

Proxy Proposal

Please keep an eye out for a proxy proposal later in the year. As your investment advisor and large holders of Fund shares ourselves, we will be asking for greater maneuverability in managing the Fund. Specifically, we would like to be able to initiate hedges for the Fund to limit downside.

Comments or Suggestions

Email Mark Coffelt, CFA at markcoffelt (at) firstaustin.com.

For specific questions about your account, please call the Transfer Agent at 1-888-839-7424.

Fellow Shareholders:

For the six months ending March 31st, your fund was up 31%. This compares favorably to the S&P 500 (larger stocks), which was up 13%
during the same period, and the S&P 600
(smaller stocks), which was up 22%. For the twelve months ending March 31st, your fund was up 91%. This was good enough to beat 99% of all domestic equity funds according to Morningstar's Principia1. Your fund's three year annualized return of 23.2% also beat 99% of all domestic equity funds according to Morningstar's Principia2. Standard and
Poor's recently recognized our top-tier risk adjusted return by awarding Texas Capital's
Value and Growth Portfolio with 5 stars3.

Periods4       V&G5    Russell    S&P 500
Ending                  20006     Larger
3/31/04                Smaller    Stocks
                        Stocks
Last quarter  4.00       6.26     1.80
Last six      30.56      21.69   14.15
months
Last 1 year   90.76      63.84   35.12
Last 3 years  23.21      10.90    0.63
Last 5 years  14.06      9.66    -1.21
Last 7 years  12.11      9.48     7.40
Since         13.29      9.71     9.76
Inception

1 According to the March 31st edition of Principia, the Value and Growth Portfolio's trailing twelve month return of 91% ranked
53rd out of 6,978 domestic equity funds.
2 According to the March 31st edition of Principia, the Value and Growth Portfolio's average annualized three-year return of
23.21% ranked 41st out of 5,703 domestic equity funds.
3 As of 04/30/04, the 5 star ranking is in the "Overall Category" of Standard & Poor's.
4 After the maximum sales charge of 5.75%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, last 7 years, and since inception
(11/06/95) would be: (0.68), 24.68%, 82.18%,
21.34%, 13.01%, 11.37%, and 12.67%,
respectively.  The returns shown do not
reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5 Highest comparative returns for each period are shaded.
6 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transactions costs, nor management fees, and cannot be actually bought or sold.

  Of course, you know the old caveat, "past performance may not be indicative of future results."


Market in Transition

We think stocks are in a transitional period.
We're likely moving out of a period of low interest rates and small-cap dominance. Our job is to adjust your portfolio accordingly in a way that maximizes your returns without subjecting your portfolio to unproductive risk. At this point a more balanced approach between large and small stocks makes sense.
Many larger, dividend paying value stocks are exceeding the returns of the smaller, more volatile stocks.

For the last five years, smaller companies have led the market. As the bubble peaked in early 2000, the stock prices of many "old-fashioned" profitable companies were ridiculously undervalued. The five-year average annualized return for your fund is 14%, while the S&P 500 has lost roughly 2% on average each year for the past five years.
This outperformance proves that investors are not always better off in index funds. Since market indices like the S&P 500 reflected the bloated value of worthless companies, they weren't too difficult to beat.

As a result of the recent outperformance of small stocks, they haven't been this expensive relative to large caps since the early 1980s, a period coinciding with the peak of one of the strongest eras of small-cap outperformance. That's not to say that there aren't great opportunities in the smallest stocks. There always will be, as it's the segment of the market where growth is most dynamic. But now, many large, stable companies are trading at valuations that are very low relative to recent history.
Accordingly, we have increased the Fund's investment in blue-chips.

Earnings Are Real

Investors are recognizing how far we've
recovered since the low last March, and they are wondering how much further we can go without the market becoming overpriced. In our opinion, the market will continue to advance at roughly the rate of corporate earnings growth. The good news is that it appears that we are currently in a sweet spot for corporate profitability. Profits are cleaner than anything we saw in the `90s.
Reported earnings are 90% of operating
earnings, versus roughly 60% when accounting practices were the most lax. We have a hard time imagining how there could be any more
Enrons or Worldcoms now that investors are intensely monitoring accounting practices.
While we will still have to endure the
occasional profit restatement, we aren't seeing near the number of scandals. From a fundamental viewpoint, the market looks far healthier than it was in the years leading up to the bubble.

Valuations Are Reasonable

A number of market "gurus" argue that stock valuations are too high. We don't think so.
The S&P 500 is undervalued by 8% based solely upon the market's P/E ratio over the last 20 years. But, for most of those 20 years, interest rates were much higher than today, suggesting that stocks are substantially undervalued. Of course, there have been times in the past when stocks were cheaper, and is it is never too difficult to come up with reasons that the market could go down in the near term. But, over the longer term, stock returns have matched the growth rate of corporate earnings. We expect roughly 15% earnings growth for the next couple of years, which should provide an adequate fundamental grounding to allow the market to advance.
The biggest risk to our forecast likely comes from inflation, rather than deflation. We are seeing inflation in commodities, so we won't be surprised if some inflation permeates into the rest of the economy.

No "Bite" Yet in Interest Rates

Another worry this year pertains to the
Federal Reserve increasing interest rates.
As much as we'd like to think the market responds in a predictable way to rising rates, the history is quite different. The
Leuthold Group (Perception, April, 2004)
identified eleven distinct periods since 1955 when 90 day T-bill yields rose, and stock prices moved higher. On average, the T-Bill yield increased by 243 basis points, while stocks increased by 37.2%. Robert Novak writes on May 9th in the Chicago Sun-Times that the Bush administration has been notified that Greenspan will raise rates 25 bps before the election, and 25 bps after the election. Assuming Novak is correct, moving the fed funds rate from 1% to 1.5% will have a negligible impact on the economy.

Chris Pummer at CBSMarketwatch does an
excellent job of putting it into perspective.7
He says that we are near a 50 year low on the
fed funds rate.  A "neutral" fed funds rate,
according to Pummer, is around 3.5%.   He
says that the economy could endure 10 rate hikes of .25 and only then will it have reached a desirable point of equilibrium. In other words, he's saying that the Fed still has the pedal to the medal, and rate hikes here only have the effect of taking its foot off the gas-not the effect of slamming on the brakes, as the market appears to believe. If the average 30-year mortgage rate rises from 6% to 7%, it would boost the annual mortgage payment of the median priced U.S. home purchased with 20% down by $1,102. That is less than the average U.S. pay raise of 3.2%, which adds $1,920 to the roughly $60,000 median household income of U.S. homeowners.
This negative should not be enough to offset the positives of rising employment and productivity driven wage increases.


7 "U.S. Can Handle Interest Rate, Price
Hikes", CBSMarketwatch, May 9, 2004.

Investor Sentiment Is Too Pessimistic

Surprisingly, the level of anxiousness and fear today rivals the 1987 crash and the 9-11 sell-off. Jason Goepfert of
Sentimenttrader.com notes on TheStreet.com that "over 20% of stocks trading on the NYSE made new 52-week lows Friday. Over the last
20 years this has often presaged a big rally in the market. In fact, he said, the average gain over the ensuing 90 and 120 days has been 16.8% and 19.2%." (Rebecca Byrne, May
10th)

Expect the Best but Prepare for the Worst

While we are optimistic about the next
eighteen months, there will come a time when investors need to take money off the table.
Unlike today, sentiment will be too
optimistic, interest rates will be biting, and valuations will be too high. In short, the market will look a lot like it did in 1999 and early 2000. When this occurs, we would like to be able to hedge our positions.
When the markets do get difficult, we believe that we can improve the Fund's returns by hedging against some of the downside. We hope you agree. Our ability to maneuver is currently limited because the fund has restrictions preventing us from shorting stocks. Later this year, you will receive a proxy requesting broader flexibility in managing the portfolio. As proxies are expensive, please vote your proxy when you receive it.

Probably Better Than Average Returns in Next
Year

While your fund will almost certainly not go up some 91% over the next year, the preponderance of evidence suggests to us that stocks continue to be the place to be. We find it inconceivable that the next downturn will be anywhere near as severe as what many investors experienced following 2000.
Finance principles dictate that the multiple of earnings that investors should be willing to pay for stocks will probably not increase much. In fact, we think there is an even chance multiples will contract as interest rates increase, limiting returns in 2004.
But, as long as interest rate increases don't get too draconian, the market should stay close to its current P/E multiple. If we just get the historic average returns-10% or so for large stocks, a little more for smaller stocks, the stock market will continue to be the optimal vehicle for building long term wealth.

Empirical data suggest that the market is unlikely to fall much further, while fundamental data suggest that the market is undervalued. Stock market crashes occur amidst complacency rather than anxiety. From what we see, buyers are much more likely than sellers to be rewarded over the next year.

Industry      Shares   Company                  Market         %
                                                Value

Advertising    4,374   Source Interlink*        54,675        0.14

Airfreight &  19,300   Dynamex*                271,744        0.71
Logistics      1,000   Hub Group*               30,030        0.08
                                               301,774        0.79

Airlines      31,300   America West*           298,289        0.78
               3,500   British Airways*        178,500        0.47
               7,000   KLM Royal Dutch Air     145,390        0.38
              12,000   Lan Chile SA            217,200        0.57
              40,000   Mesa Air*               330,400        0.87
              46,600   World Airways*          170,090        0.45
                                             1,339,869        3.50

Aluminum       4,000   Century Aluminum*       112,920        0.30
              29,000   Commonwealth Inds*      211,990        0.56
                                               324,910        0.85

Application
Software       7,400   Epicor Software*         98,198        0.26

Auto Parts &
Equip          4,500   China Yuchai Int'l       90,045        0.24
              25,000   Dura Auto. Systems*     332,250        0.87
              35,000   Tower Automotive*       176,400        0.46
                                               598,695        1.57

Brewers        4,600   Coors (Adolph) B        319,470        0.84

Broadcasting  51,300   Grupo Radio Cent ADR    246,240        0.65
& Cable       64,500   UnitedGolbalCom*        547,605        1.43
                                               793,845        2.08


Industry      Shares   Company                  Market         %
                                                Value

Building
Products      11,100   Elkcorp                 300,699        0.79

Chemicals -
Agriculture   40,000   Terra Industries*       247,200        0.65

Chemicals -   20,000   Landec*                 172,000        0.45
Specialty     15,000   RPM International       248,100        0.65
                                               420,100        1.10
Commercial
Printing      30,000   Workflow*               159,000        0.42

Computer
Storage       13,600   Astro-Med               158,168        0.41

Construction  30,000   Comfort Systems*        216,600        0.57
& Engineering 40,000   Matrix Service*         541,200        1.42
                                               757,800        1.99
Consumer
Finance        3,000   Capital One Financial   226,290        0.59
               4,000   CIT Group               152,200        0.40
              15,000   Delta Financial*        126,750        0.33
               4,500   EZCorp*                  46,260        0.12
              14,000   MBNA Corp               386,820        1.01
                                               938,320        2.46

Distributors  28,500   Brightpoint*            437,475        1.15
              30,800   Navarre*                183,876        0.48
                                               621,351        1.63
Diverse
Capital       13,000   J.P. Morgan             545,350        1.43


Industry      Shares   Company                  Market         %
                                                Value

Diverse
Financial     36,000   Bancolombia SA AD       272,160        0.71
Services      17,200   Bluegreen*              222,912        0.58
                                               495,072        1.30

Electric
Utilities     26,400   Cemig ADR*              460,680        1.21
                 600   Centerpoint Energy        6,858        0.02
              10,000   Korea Electric Power    103,200        0.27
                                               570,738        1.50

Electrical
Component     20,800   AMX*                    193,232        0.51

Electronic    18,000   Image Sensing Sys*      233,100        0.61
Equipment     10,232   Lowrance Electronics    223,365        0.59
              14,000   Measurement Spec.*      271,320        0.71
              54,225   Perceptron*             390,962        1.02
                                             1,118,747        2.93

Electronic
Manuf.        23,900   Sigmatron Int'l*        297,077        0.78

Food
Distributors   6,312   Central Euro. Dist.*    204,130        0.53

Forest
Products      24,000   Louisiana Pacific       619,200        1.62

Health Care -  1,500   Omnicare                 66,495        0.17
Distributors

Health Care - 10,500   Biosite*                335,685        0.88
Equipment     13,800   Steris*                 356,040        0.93
              12,451   Synovis Life Tech*      177,925        0.47
                                               869,650        2.28


Industry      Shares   Company                  Market         %
                                                Value

Health Care - 16,400   Beverly Enterprises*    104,960        0.27
    Facility  13,700   Curative Health Svcs*   183,580        0.48
              90,300   HearUSA*                170,667        0.45
                                               459,207        1.20

Health Care -  3,000   Cigna                   177,060        0.46
Managed Care  17,200   Coventry Health*        728,076        1.91
              18,000   PacifiCare Health*      711,900        1.87
              18,000   Sierra Health Svcs*     655,200        1.72
               4,920   UnitedHealth Group*     317,045        0.83
                                             2,589,281        6.78

Health Care -  4,000   Davita*                 191,000        0.50
Services       4,000   Express Scripts Inc.*   298,360        0.78
              11,200   Merge Technologies*     163,856        0.43
               8,800   Pediatrix Medical*      554,400        1.45
                                             1,207,616        3.16

Homebuilding  10,200   Hovnanian*              440,130        1.15

Household
Appliances     4,000   Black & Decker          227,760        0.60

Insurance -
Brokers       16,000   AON                     446,560        1.17

Insurance -
Life/Health   10,000   Ceres Group*             70,700        0.19

Insurance -
Multiline     10,000   21st Century Holding    209,500        0.55


Industry      Shares   Company                  Market         %
                                                Value

Insurance -    4,000   ACE Ltd.                170,640        0.45

Property/
Casualty      11,300   First American Fin.     343,746        0.90
              15,000   Kingsway Financial*     172,800        0.45
               4,730   Navigators Group*       136,129        0.36
               8,000   W.R. Berkley            319,040        0.84
               2,700   Zenith National Ins.    105,840        0.28
                                             1,248,195        3.27

Integrated     6,500   Alltel                  324,285        0.85
Telecomm.     24,000   Century Tel             659,760        1.73
Services       3,500   Colt Telecom ADR*        24,150        0.06
              26,600   Embratel Parcipc ADR*   395,276        1.04
               7,000   Phillipine Long ADR*    119,700        0.31
              48,000   Primus Telecom*         403,680        1.06
               8,000   Southwestern Bell       196,320        0.51
               4,000   Telecom New Zealand     125,080        0.33
              61,500   Telefono Argentina*     654,975        1.72
                   1   Talk America Holdings         8        0.00
                                             2,903,234        7.61

Internet
Software      45,000   Homestore*              190,350        0.50
& Services    20,000   Intelligroup*           146,400        0.38
                                               336,750        0.88
IT
Consulting    16,000   Covansys*               185,280        0.49

Machinery -    5,650   EnPro Industries,Inc.*  106,898        0.28
Industrial     5,000   Flanders*                35,200        0.09
              27,511   Key Technology*         440,726        1.15
               4,500   SPX                     204,660        0.54
                                               787,484        2.06


Industry      Shares   Company                Market         %
                                              Value

Marine        15,000   Frontline ADR           432,750        1.13
              18,000   General Maritime*       452,700        1.19
              41,000   OMI                     469,040        1.23
               2,700   Teekay Shipping         186,030        0.49
                                             1,540,520        4.04

Movies &
Entertainment  3,800    Point.360*              16,720        0.04

Office
Electronics    4,800    Canon ADR              248,640        0.65

Oil & Gas -
Equip/Svcs     7,100    Omni Energy Services*   54,599        0.14

Oil & Gas -    4,000    Burlington Resources   254,520        0.67
Explor./Prod.  1,300    Canadian Natural Rsc    72,332        0.19
              15,000    Chesapeake Energy      201,000        0.53
               4,000    Newfield Exploration*  191,720        0.50
              16,000    Nexen                  622,080        1.63
               8,600    Petrochina ADR         439,460        1.15
                                             1,781,112        4.67

Oil & Gas -    3,000    ConocoPhillips         209,430        0.55
Integrated     8,600    Imperial Oil           385,624        1.01
              10,000    Petro-Canada           438,500        1.15
               5,000    Petrokazakhstan, Inc.  140,850        0.37
               9,000    Repsol YPF S.A.        187,290        0.49
              21,100    Tesoro*                396,469        1.04
                                             1,758,163        4.61

Oil & Gas -   26,300    Giant Industries*      544,410        1.43
Refining/      3,000    Sunoco                 187,140        0.49
Marketing                                      731,550        1.92


Industry      Shares   Company                Market         %
                                              Value

Packaged      17,300   Cal-Maine               615,880        1.61
Foods/Meats    5,863   Sanfilippo & Son*       215,172        0.56
              15,000   Sara Lee                327,900        0.86
                                             1,158,952        3.04

Personal
Products       7,025   Innovative Companies*    42,782        0.11

Photographic
Products      20,000   Concord Camera*         125,600        0.33

Reinsurance    6,500   Everest ReGroup         555,360        1.46
                 664   IPC Holdings             26,155        0.07
               5,200   Partnerre Holdings      293,540        0.77
                                               875,055        2.29

REITS         15,000   Amer. 1st Apt. Invst.   170,850        0.45

Retail -
Apparel          652   Mother's Work*           17,376        0.05

Retail -
Catalog       11,200   Sportsman's Guide*      229,600        0.60

Retail -
Food           4,200   Delhaize Group ADR      195,342        0.51

Services -
Data
Processing     5,000   First Data              210,800        0.55

Services -
Div/Comm'l    15,500   Manning Greg Auct.*     220,410        0.58

Specialty
Stores        54,870   Books a Million*        351,168        0.92
              17,500   Movie Gallery           342,825        0.90
              27,300   Rentway*                240,240        0.63
                                               934,233        2.45


Industry      Shares   Company                Market         %
                                              Value

Steel         41,000   Ispat Int'l-ADR*        448,950        1.18
              16,300   Metal Management*       597,884        1.57
              24,000   Niagara*                144,240        0.38
               4,800   Schnitzer Steel Inds.   153,888        0.40
                                             1,344,962        3.52

Thrifts &
Mortgage       6,700   Countrywide Credit      642,530        1.68
Financing      6,900   Fed Nat'l Mtg.          513,015        1.34
               9,000   Fed. Home Loan Mtg.     531,540        1.39
              16,000   Fremont General         489,600        1.28
                                             2,176,685        5.70

Trucking      12,500   Yellow*                 420,875        1.10

Wireless
Telecom.      13,000   Nextel Communications*  321,490        0.84

Total Equity      (cost$32,555,720)         38,101,779       99.83
 Investments




Demand Notes           Par Value

                       180,000   American Family Demand Note  180,000   0.47
                                 (0.6908%  12-31-2031)
                       439,489   Wisc. Corp Cent.Cr. Union D  439,489   1.15
                                 (0.7600%  12-31-2031)
Total Demand Notes               (Cost $619,489)              619,489   1.62


Total Investments                (Cost $33,175,208)(a)     38,721,268 101.45

Liabilities in Excess of other Assets                        (553,020) (1.45)

Total Net Assets                                           38,168,247 100.00%
*Non-income producing security


(a) At March 31, 2004, the cost for federal income tax purposes was $33,290,497. Net unrealized depreciation was as follows:
    Gross unrealized appreciation                 $6,351,439
    Gross unrealized depreciation                 $(1,199,099)
    Net unrealized appreciation                   $5,152,346


ASSETS
     Investments at Market Value                 $ 38,101,779
        (Identified Cost $32,555,720) (Note 1-A)
     Short-Term Investments                           619,489
        (Cost $619,489)
     Cash                                               1,250
     Receivable for Fund Shares Sold                  110,220
     Interest Receivable                                  158
     Receivable for Investment Securities Sold        410,804
     Dividends Receivable                              28,046
           Total Assets                            39,271,745

LIABILITIES
     Payable for Investment Securities Purchased    1,029,874
     Payable for Fund Shares Purchased                  8,306
     Advisory Fee Payable (Note 2)                     31,083
     Administration FeesPayable (Note 2)               15,213
     Distribution Fees Payable                         14,695
     Accrued Interest Expense                           2,031
     Accrued Custody Expense                            2,296
           Total Liabilities                        1,103,498
NET ASSETS                                       $ 38,168,247

NAV AND REPURCHASE PRICE PER SHARE                     $26.02
(Applicable to 1,466,854 shares outstanding,
$.0001 par value, 25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE                       $27.61
   (100/94.25 of net asset value)
NET ASSETS
At March 31, 2004, net assets consisted of:
  Paid - In Capital                               $40,275,210
Accumulated Net Realized Loss on Investments       (7,653,022)
Net Unrealized Appreciation on Investments          5,546,059
                                                 $ 38,168,247



INVESTMENT INCOME
Dividends                                     $        190,295
Interest                                                 1,983
Other Income                                               263
   TOTAL INVESTMENT INCOME                             192,541

EXPENSES
   Administrative Fee (Note 2)                          89,351
   Management Fee (Note 2)                             184,062
   12B-1 Fees (Note 2)                                  46,016
   Custody Fee                                           7,152
   Interest Expense (Note 4)                             4,110
   TOTAL EXPENSES                                      330,691

NET INVESTMENT LOSS                                  (138,150)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
  Net Realized Gain from Security Transactions       6,496,671
  Change in Unrealized Appreciation                  5,546,059

NET GAIN ON INVESTMENTS                             12,042,730

NET INCREASE IN NET ASSETS
    FROM OPERATIONS                           $     11,904,580




                                                   Value & Growth
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net Investment Loss                          $       138,150
 Net Realized Gain/(Loss) on                        6,496,671
Investments
 Change in Unrealized                               5,546,059
Appreciation on Investments
DECREASE IN NET ASSETS FROM                        11,904,580
OPERATIONS
DISTRIBUTIONS TO SHAREHOLDERS                           -
CAPITAL SHARE
TRANSACTIONS: (a)
  Shares Sold                                      13,429,295
  Shares Redeemed                                   9,658,529
INCREASE (DECREASE) FROM CAPITAL SHARE              3,770,765
TRANSACTIONS

TOTAL INCREASE (DECREASE) IN
NET ASSETS                                         12,138,903
NET ASSETS
  Beginning of Period                              26,029,344
  End of Period                              $     38,168,247

(a) CAPITAL SHARE
TRANSACTIONS
  Shares Sold                                         556,852
  Shares Redeemed                                     385,788
TOTAL INCREASE
(DECREASE) IN SHARES                                  171,064



       PER SHARE                                  Value & Growth
 OPERATING PERFORMANCE

NAV, BEGINNING  OF PERIOD                              $19.93

Net Investment Loss                                      (.10)
Net Realized and Unrealized Gains                        6.19

TOTAL FROM INVESTMENT
OPERATIONS                                               6.09

LESS DISTRIBUTIONS
Net Capital Gains                                         .00

NAV, END OF PERIOD                                     $26.02

TOTAL RETURN                                            30.56%
FOR PERIOD

RATIOS/SUPPLEMENTAL DATA
Net Assets                                             $38,168
End of Period ($000)

RATIOS TO
AVERAGE NET ASSETS
Expenses                                                 1.82%
Net Loss                                                (0.38)%

Portfolio Turnover Rate                                 104.8%

Average Debt Per Share                                   $.12

Average Debt Outstanding                                 $181
($000)
Average Shares                                           1,497
Outstanding (000)


NOTES TO FINANCIAL STATEMENTS
March 31, 2004
                   - 20 -

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES
  Texas   Capital  Value  Funds,   Inc.   was
  incorporated  on  June  26,   1995   as   a
  Maryland   Corporation  and  is  registered
  under  the Investment Company Act  of  1940
  as  a  non-diversified, open-end management
  investment  company.  The  Value  &  Growth
  Portfolio  (the "V&G") is a series  of  the
  Texas   Capital  Value  Funds,  Inc,   (the
  "Fund").   V&G began investment  operations
  on  November  6,  1995.   V&G's  investment
  objective  is  capital  appreciation.   The
  following   is  a  summary  of  significant
  accounting  policies followed by  the  Fund
  in   the   preparation  of  the   financial
  statements.     The   policies    are    in
  conformity   with   accounting   principles
  generally accepted in the United States  of
  America.
  A.  Security Valuation - Portfolio securities
    that  are  listed on national  securities
    exchanges  or the NASDAQ National  Market
    System are valued as of the close of business
    of the exchange on each business day which
    that  exchange is open (presently  4:00pm
    Eastern time).  Unlisted securities that are
    not included in such System are valued at the
    mean of the quoted bid and asked prices in
    the over-the-counter-market.  Securities and
    other assets for which market quotations are
    not  readily available are valued at fair
    value as determined in good faith by  the
    Advisor under procedures established by and
    under   the   general   supervision   and
    responsibility  of the  Fund's  Board  of
    Directors.  Short-term investments are valued
    at amortized cost, if their original maturity
    was 60 days or less, or by amortizing the
    values as of the 61st day prior to maturity,
    if their original term to maturity exceeded
    60 days.
  B.  Federal Income Taxes - It is the Fund's
    policy  to meet the requirements  of  the
    Internal Revenue Code applicable to regulated
    investment companies and to distribute all of
    its taxable net income to its shareholders.
    In  addition,  the Fund  intends  to  pay
    distributions as required to avoid imposition
    of excise tax.  Therefore, no federal income
    tax  provision is required.  At March 31,
    2004,   the  Fund  had  a  capital   loss
    carryforward available for federal income tax
    purposes of $7,653,022, available to offset
    future gains, if any.
    Securities    Transactions,    Investment
    Income    and    Other    -    Securities
    transactions  are recorded  on  the  next
    business    date   after   trade    date.
    Realized  gains and losses  on  sales  of
    investments   are   calculated   on   the
    identified  cost basis.  Dividend  income
    is  recorded on the ex-dividend date  and
    interest  income  is  recorded   on   the
    accrual basis.
  C.     Distributions    to    Shareholders.
    Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.
  D. Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.    TRANSACTIONS WITH AFFILIATES
  Investment Advisory and Administrative
  Agreements
  The   Fund   has  an  investment   advisory
  agreement  with the Advisor,  First  Austin
  Capital Management, Inc., pursuant to which
  the Advisor receives a fee, computed daily,
  at  an  annual rate of 1.0% of the  average
  daily  net  assets.  The  Advisor  provides
  continuous  supervision of  the  investment
  portfolio and pays the cost of compensation
  of  the officers of the Fund, occupancy and
  certain  clerical and administrative  costs
  involved  in  the day to day operations  of
  the  Fund.   In  addition, the  Advisor  is
  acting  as  the administrator to the  Fund.
  For  this  service, the Advisor receives  a
  fee,  computed daily based on  the  average
  daily net assets at an annual rate of  .70%
  on the 1st $5 million, .50% on the next $25
  million, .28% on the next $70 million, .25%
  on the next $100 million, and .20% for over
  $200  million of each series.   The Advisor
  bears most of the operating expenses of the
  Fund including legal, audit, printing,  and
  insurance.
  Transactions with Texas Capital, Inc.
  The  Advisor  owns  an  interest  in  Texas
  Capital,  Inc., a registered broker-dealer.
  For  the period ending March 30, 2004,  V&G
  transacted $251,878 in commissions  through
  Texas  Capital, Inc.  All transactions  are
  at  $.06  per share, or at rates considered
  competitive  with  comparable  transactions
  elsewhere.   The  Board reviews  affiliated
  transactions quarterly.
  Distribution Agreement and Plan
  The  Fund  has adopted a Distribution  Plan
  pursuant  to Rule 12b-1 under the 1940  Act
  under   which   the  Fund  contracts   with
  registered broker-dealers and their  agents
  to  distribute  shares of  the  Fund.   The
  Distributor received a fee, computed  daily
  at  an  annual rate of .25% of the  average
  daily  net  assets.  For the period  ending
  March  31,  2004, the amount  paid  to  the
  Distributor  was $34,040 for V&G.   Certain
  officers and directors of the Fund are also
  officers and/or directors of the Advisor.
3. PURCHASES AND SALES OF SECURITIES--For the
 period  ending March 31, 2004, the  cost  of
 purchases  and  the proceeds from  sales  of
 securities, excluding short-term securities,
 were     $53,033,412    and     $46,928,933,
 respectively,   for  the  Value   &   Growth
 Portfolio.
4.  LINE  OF CREDIT-The Fund has a $9 million
 secured line of credit with Firstar Bank NA.
 Borrowings   under  this  arrangement   bear
 interest at the bank's prime rate.  At March
 31, 2004, the Fund had $0 outstanding. Based upon balances outstanding during the period, the weighted average interest rate was 4% and the weighted average amount outstanding was $180,510.

Mailing Address for Additional Purchases
   Texas Capital Value Funds, Inc.
c/o U.S. Bancorp Mutual Fund Services LLC
            P.O. Box 701
      Milwaukee, WI 53201-0701

      For Questions Regarding:
       Management of Portfolio
  (800) 880-0324 or (512) 328-9321

   Prospectus & New Account Forms,
  Your Account, or Tax Information
           (888) 839-7424

    Marketing Information/Dealer
            Agreements
   Texas Capital Value Funds, Inc.
      6300 Bridgepoint Parkway
        Building 2, Suite 105
         Austin, Texas 78730
           (800) 880-0324

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM  9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
        CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS AND
PROCEDURES

Item 9(a) - The certifying officer, whose certifications are included herewith, has evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In his opinion, based on his evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared.

Further, in his opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Item 9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.



By      /s/ MARK A. COFFELT                    Date  May 31st, 2004
--------------------------------------         ------------------------
            Mark A. Coffelt, President and Chairman
            Texas Capital Value Funds, Inc.



                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Executive Officer

Date: May 31st, 2004


By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Financial Officer

Date: May 31st, 2004